                                                                    EXHIBIT 10.4
                           AMENDMENT NO. 2 AND WAIVER


         THIS AMENDMENT NO. 2 AND WAIVER, dated as of November 26,1999 (this "Amendment") to the Third Amended and Restated Credit Agreement, dated as of May 27, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among LEVIATHAN GAS PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), LEVIATHAN FINANCE CORPORATION, a Delaware corporation (the "Co-Borrower"), LEVIATHAN GAS PIPELINE COMPANY, a Delaware corporation (the "Guarantor"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity the "Administrative Agent") for the Lenders.

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, extensions of credit to the Borrower and Co-Borrower;

         WHEREAS, the Borrower and Guarantor have requested that certain provisions of the Credit Agreement and other Loan Documents be waived in order to permit each party set forth in Exhibit A attached hereto to change its name as set forth therein (the "Name Changes");

         WHEREAS, the Administrative Agent and the Required Lenders are willing to agree to such waivers, but only on the terms and subject to the conditions set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrower, Guarantor, Administrative Agent, and the Required Lenders hereby agree as follows:

         1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

         2. Waivers. Each of the following provisions are hereby waived to the extent necessary to permit the Name Changes, it being understood that each such provision will continue to apply thereafter to each relevant Loan Party:

         (a)   Sections 8.14 and 9.1(j) of the Credit Agreement;

         (b)   Section 4(i) of the Borrower Pledge Agreement;

         (c)   Section 3(i) of the Leviathan Pledge Agreement (LLC);

         (d)   Section 4(i) of the Leviathan Pledge Agreement (GP);

         (e)   Section 5(o) of the Borrower Security Agreement;

         (f)   Section 5(m) of the Leviathan Security Agreement; and

         (g)   Section 5(o) of the Subsidiary Security Agreement.

         3. Amendments. Except as set forth in Section 3(g), each of the Loan Documents is hereby amended as follows:

         (a) Each occurrence of the term "Leviathan Gas Pipeline Partners, L.P." therein is replaced with the term "El Paso Energy Partners, L.P.";

         (b) Each occurrence of the term "Leviathan Gas Pipeline Company" therein is replaced with the term "El Paso Energy Partners Company";

         (c) Each occurrence of the term "Leviathan Finance Corporation" therein is replaced with the term "El Paso Energy Partners Finance Corporation";

         (d) Each occurrence of the term "Leviathan Operating Company, L.L.C." therein is replaced with the term "El Paso Energy Partners Operating Company, L.L.C.";

         (e) Each occurrence of the term "Leviathan Deepwater, L.L.C." therein is replaced with the term "El Paso Energy Partners Deepwater, L.L.C."; and

         (f) Each occurrence of the term Leviathan Oil Transport System, L.L.C. therein is replaced with the term El Paso Energy Partners Oil Transport, L.L.C.

         (g) Notwithstanding the foregoing, any references to "Leviathan Gas Pipeline Partners, L.P." with respect to its role as a party to any of the Notes shall remain unchanged.

         4. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") the following conditions precedent are first satisfied:

         (a) The Administrative Agent shall have received evidence satisfactory to the Administrative Agent that this Amendment has been executed and delivered by the Required Lenders;

         (b) The Borrower, Co-Borrower, Guarantor, and each applicable Subsidiary Guarantor shall have executed all financing statements required by the Administrative Agent; and

         (c) This Amendment shall not contravene, violate or conflict with, or involve any Lender in any violation of, any contractual obligation or requirement of law.

         5. Representations and Warranties. After giving effect to the effectiveness of this Amendment, the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (unless such representations or warranties are stated to refer to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) as if made on and as of the Amendment Effective Date and no Default or Event of Default will have occurred and be continuing.

         6. Confirmation. Notwithstanding the Name Changes, each of the Borrower, Co-Borrower, Leviathan, and the Subsidiary Guarantors hereby ratifies and confirms all of its obligations, liabilities and indebtedness under the Loan Documents, including but not limited to the Notes, the Guarantees and the Security Documents.

         7. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         8. No Other Waivers or Amendments. Except as expressly waived hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

         9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         10. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto here caused this Amendment to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

                                         LEVIATHAN GAS PIPELINE PARTNERS, LP.
                                         LEVIATHAN FINANCE CORPORATION
                                         LEVIATHAN GAS PIPELINE COMPANY
                                         SAILFISH PIPELINE COMPANY, L.L.C.
                                         MANTA RAY GATHERING COMPANY, L.L.C.
                                         EWING BANK GATHERING COMPANY, L.L.C.
                                         LEVIATHAN OPERATING COMPANY, L.L.C.
                                         GREEN CANYON PIPELINE COMPANY, L.L.C.
                                         LEVIATHAN DEEPWATER, L.L.C.
                                         VK-DEEPWATER GATHERING COMPANY, L.L.C.
                                         VK-MAIN PASS GATHERING COMPANY, L.L.C.
                                         MORAY PIPELINE COMPANY, L.L.C.
                                         LEVIATHAN OIL TRANSPORT SYSTEMS, L.L.C.
                                         POSEIDON PIPELINE COMPANY, L.L.C.
                                         FLEXTREND DEVELOPMENT COMPANY, L.L.C.
                                         DELOS OFFSHORE COMPANY, L.L.C.
                                         TARPON TRANSMISSION COMPANY


                                         By:  /s/ KEITH FORMAN
                                            ---------------------------------
                                         Name:    Keith Forman
                                              -------------------------------
                                         Title:   Chief Financial Officer
                                               ------------------------------



                                         THE CHASE MANHATTAN BANK, as
                                         Administrative Agent and as a Lender


                                         By:  /s/ PETER M. LING
                                            ---------------------------------
                                         Name:    Peter M. Ling
                                              -------------------------------
                                         Title:   Vice President
                                               ------------------------------



                                         CREDIT LYONNAIS NEW YORK BRANCH


                                         By:  /s/ PHILLIPE SOUSINS
                                            ---------------------------------
                                         Name:    Phillipe Sousins
                                              -------------------------------
                                         Title:   Senior Vice President
                                               ------------------------------

                                            BANKBOSTON, N.A.


                                            By:  /s/ CHRISTOPHER HOLMGREN
                                               ---------------------------------
                                            Name:    Christopher Holmgren
                                                 -------------------------------
                                            Title:   Director
                                                  ------------------------------



                                            ARAB BANKING CORPORATION


                                            By:  /s/ STEPHEN A. PLAUCHE
                                               ---------------------------------
                                            Name:    Stephen A. Plauche
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------



                                            THE BANK OF NOVA SCOTIA


                                            By:  /s/ F.C.H. ASHBY
                                               ---------------------------------
                                            Name:    F.C.H. Ashby
                                                 -------------------------------
                                            Title:   Senior Manager Loan
                                                       Operations
                                                  ------------------------------



                                            BANK OF SCOTLAND


                                            By:  /s/ ANNIE GLYNN
                                               ---------------------------------
                                            Name:    Annie Glynn
                                                 -------------------------------
                                            Title:   Senior Vice President
                                                  ------------------------------



                                            BANK ONE, NA (formerly known as THE
                                            FIRST NATIONAL BANK OF CHICAGO)


                                            By:  /s/ KAREN PATTERSON
                                               ---------------------------------
                                            Name:    Karen Patterson
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------

                                            BANK OF AMERICA NT&SA


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                                            CREDIT AGRICOLE INDOSUEZ


                                            By:  /s/ DOUGLAS A. WHIDDON
                                               ---------------------------------
                                            Name:    Douglas A. Whiddon
                                            Title:   VP Senior Relationship Mgr.

                                            By:  /s/ PATRICK COCQUEREL
                                               ---------------------------------
                                            Name:    Patrick Cocquerel
                                            Title:   First Vice President



                                            CIBC, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                                            CREDIT SUISSE FIRST BOSTON


                                            By:  /s/ DOUGLAS E. MAHER
                                               ---------------------------------
                                            Name:    Douglas E. Maher
                                            Title:   Vice President


                                            By:  /s/ JAMES P. MORAN
                                               ---------------------------------
                                            Name:    James P. Moran
                                            Title:   Director

                                            THE FUJI BANK, LIMITED


                                            By:  /s/ TEIJI TERRAMOTO
                                               ---------------------------------
                                            Name:    Teiji Terramoto
                                            Title:   Vice President and Manager



                                            HIBERNIA NATIONAL BANK


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                                            FIRST UNION NATIONAL BANK


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                                            KBC BANK, N.A.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            WELLS FARGO BANK (TEXAS), N.A.


                                            By:  /s/ RONALD A. MAHLE
                                               ---------------------------------
                                            Name:    Ronald A. Mahle
                                            Title:   Vice President

                                            PNC BANK, NATIONAL ASSOCIATION


                                            By:  /s/ Thomas A. Majeski
                                               ---------------------------------
                                            Name:    Thomas A. Majeski
                                            Title:   Vice President



                                            PARIBAS


                                            By:  /s/ MARIAN LIVINGSTON
                                               ---------------------------------
                                            Name:    Marian Livingston
                                            Title:   Vice President

                                            By:  /s/ BETSY JOCHER
                                               ---------------------------------
                                            Name:    Betsy Jocher
                                            Title:   Vice President



                                            MIESPIERSON CAPITAL CORP.


                                            By:  /s/ DARRELL W. HOLLEY
                                               ---------------------------------
                                            Name:    Darrell W. Holley
                                            Title:   SVP

                                    EXHIBIT A

         Each of the following entities will, effective December 2, 1999, change its name as set forth below:

                       Current Name                                                  New Name
                       ------------                                                  --------

Leviathan Gas Pipeline Partners, L.P.                        El Paso Energy Partners, L.P.
Leviathan Gas Pipeline Company                               El Paso Energy Partners Company
Leviathan Finance Corporation                                El Paso Energy Partners Finance Corporation
Leviathan Operating Company, L.L.C.                          El Paso Energy Partners Operating Company, L.L.C.
Leviathan Deepwater, L.L.C.                                  El Paso Energy Partners Deepwater, L.L.C.
Leviathan Oil Transport Systems, L.L.C.                      El Paso Energy Partners Oil Transport, L.L.C.


                                      A-1